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                                                                   EXHIBIT 10.31


                                 April 13, 1999

VIA TELECOPY 817-491-1272

The UniMark Group, Inc.
Attn: Soren Bjorn, President and CEO
124 McMakin Road
P.O. Box 229
Argyle, Texas  76226

         RE:      RENEWAL OF FINANCING

Dear Mr. Bjorn:

         This letter is given by COOPERATIEVE CENTRALE RAIFFEISEN - BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH, a New York State licensed branch of a Netherlands Cooperative Banking Organization which is the "Lender," to UNIMARK FOODS, INC., a Texas corporation which is the "BORROWER," of which THE UNIMARK GROUP, INC., a Texas corporation ("GROUP") (of which the Borrower is a wholly-owned subsidiary), and UNIMARK INTERNATIONAL, INC., a Texas corporation (and a wholly-owned subsidiary of Group), and SIMPLY FRESH FRUIT, INC., a California corporation (and a wholly-owned subsidiary of Borrower) are each guarantors of the outstanding indebtedness owed by Borrower to Lender (each of which shall be a "GUARANTOR" hereunder and which collectively shall be "Guarantors"); and INDUSTRIAS CITRICOLAS DE MONTEMORELOS, S.A. DE C.V. ("ICMOSA"), a Mexican corporation (and wholly-owned subsidiary of Group), GRUPO INDUSTRIAL SANTA ENGRACIA, S.A. DE C.V. ("GISE"), a Mexican corporation (and wholly-owned subsidiary of Group), and AGROMARK, S.A. DE C.V. ("AGROMARK"), a Mexican corporation (and wholly-owned subsidiary of Group) (Borrower, Group, the Guarantors, ICMOSA, GISE and Agromark shall collectively be referred to herein as "UNIMARK").

         Subject to the below specified modifications and amendments of certain of the covenants and other terms and conditions of the existing credit facilities now extended to Borrower and to ICMOSA and GISE by Lender, being set forth in amendments to the Credit Agreement (as defined below) and the Mexican Loan Agreements (as defined below) and any other instrument, document or agreement related to the Credit Agreement or the Mexican Loan Agreements that Lender in its sole discretion may require and with each such amendment, document or agreement (collectively, the "AMENDMENTS") being in form and content satisfactory to Lender, in its sole discretion, and such Amendments being executed and delivered to Lender by UniMark prior to May 17, 1999, the current maturity date, Lender is pleased to confirm: (i) its commitment to extend the maturity date in its existing $9,500,000 revolving credit facility to the Borrower and the Guarantors (the "CREDIT AGREEMENT") from May 17, 1999 to January 3, 2000; and (ii) the continuation of its existing uncommitted credit facilities to ICMOSA and GISE of which Group and Agromark are each guarantors (the "MEXICAN LOAN AGREEMENTS") (collectively, the Credit Agreement and the Mexican



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April 13, 1999
Page 2
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Loan Agreements shall be known herein as the "LOAN AGREEMENTS"). All capitalized terms used herein shall be defined herein as each is defined in the Credit Agreement or the Mexican Loan Agreements (as applicable) unless specifically otherwise defined herein.

         1. MODIFICATIONS. The modifications and amendments to the covenants and other terms and conditions of the Loan Agreements shall be as follows:

                  A. TERMINATION. The definition of "Expiration Date" in the Credit Agreement shall now mean January 3, 2000.

                  B. FINANCIAL COVENANTS.

                  (i) The conditions precedent to the execution and delivery of the Amendments shall require and, in particular, Section 7.6 of the Credit Agreement (Interest Coverage Ratio) and Section 8.4 of the Mexican Loan Agreements (Debt Service Coverage Ratio) shall be amended to provide, that the ratio of EBITBA to Interest Expense of Group and its Subsidiaries on a consolidated basis shall be no less than: 1.50 to
                           1.0 on the date that such Amendment is executed and delivered to Lender (which date shall be no later than May 17, 1999), 1.40 to 1.0 on June 30, 1999 and
                           1.85 to 1.0 on September 30, 1999.

                  (ii) Section 6.2 of the Credit Agreement shall be amended to disallow the payment at any time by Group of any Restricted Payments including any dividend distributions, thereby eliminating the current $1,000,000 permitted limit on Restricted Payments by Group.

                  (iii) Section 7.5 of the Credit Agreement shall be amended to provide that Group and its Subsidiaries on a consolidated basis will not make any Capital Expenditures in excess of $3,600,000 in the aggregate; however, there shall not be any such Capital Expenditures permitted for, related to or concerning the Lemon Project unless prior to the expenditure of such Capital Expenditure Group raises an amount of additional equity capital which is equal to or greater than any such Capital Expenditure for, related to, or concerning the Lemon Project. Such $3,600,000 Capital Expenditures figure represents an increase from the present figure of $2,720,000.

                  (iv) Section 5.9(a)(iv) of the Credit Agreement shall be amended to provide that the time period after the end of each fiscal year in which



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                           the annual audited financial statements shall be
                           provided to Lender has been increased from 90 days to 105 days.

                  (v) Section 5.18 of the Credit Agreement shall be amended to provide that each Obligated Party will submit to and bear audits of the Collateral (and the costs and expenses thereof) which shall occur on a semi-annual basis or on any other occasion as Lender may determine in its sole discretion.

                  C. PRICING.

                  (i) Section 2.4(a) of the Credit Agreement shall be amended to increase the interest rate by 50 basis points to LIBOR plus 2.50%.

                  (ii) As to the revolving loan facilities issued under the Mexican Loan Agreements, the interest rate for such facilities shall be increased by 50 basis points to LIBOR plus 3.50%.

         2. OPINION. Simultaneously with the execution of the Amendments by UniMark and as a condition precedent to the execution of same by Lender, UniMark agrees to provide Lender with an opinion of Jordaan, Howard & Pennington, PLLC, counsel for each Obligated Party, dated the date hereof, in form and substance satisfactory to the Lender and covering such matters as the Lender or counsel to the Lender may request.

         3. OTHER TERMS AND CONDITIONS OF LOAN AGREEMENTS. Subject to the proposed modifications and amendments to the Loan Agreements set forth above, and the covenants, terms and conditions of the Amendments as executed and delivered in accordance with the terms hereof, all other terms and conditions of the existing Loan Agreements and related documents among the aforementioned parties shall continue in full force and effect.

         4. EXTENSION FEE. In order for the Lender to proceed with this commitment, the Lender requires an extension fee of $45,000. This fee is non-refundable and is for the purpose of having Lender use its time, personnel and resources in connection with the proposed transaction. It should be understood that in accepting this fee, Lender's commitment hereunder is subject to each of the terms and conditions hereof, including, without limitation, the above- referenced requirement that UniMark (and each of the entities comprising same) execute and deliver to Lender instruments, documents and agreements in which the modifications and amendments to the Credit Agreement and the Mexican Loan Agreements are specifically set forth with each of such instruments, documents and agreements being in form and content satisfactory to Lender, in its sole discretion, and if the



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April 13, 1999
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transactions as contemplated herein terminate prior to execution and delivery of such documents, Lender has the right to retain the full $45,000 fee.

         5. EXPENSES. The Borrower agrees to reimburse Lender for all reasonable costs incurred by the Lender in connection with the negotiation, preparation and documentation of the modifications, amendments and transactions proposed herein, including, without limitation, the fees and out-of-pocket expenses of the Lender's counsel, regardless of whether such documents are executed.

         6. RELIANCE/ASSIGNMENT. No party other than the parties hereto shall be entitled to rely on this letter. This letter is not assignable by UniMark (or any entity comprising same).

         7. LIMITATION ON COMMITMENT. This letter is based upon information UniMark has furnished the Lender to this date and is further subject to there being no adverse change in condition (financial or otherwise) of Group or any of its Subsidiaries not previously disclosed to the Lender in writing or any other event has occurred which adversely affects: (i) the condition (financial or otherwise) of Group or any of its Subsidiaries, or Group and its Subsidiaries taken as a whole; (ii) the validity or enforceability of the Credit Agreement or the Mexican Loan Agreements or any documents related thereto; or (iii) the ability of Group, or any Subsidiary of Group, to meeting and carry out their respective obligations under the Credit Agreement or the Mexican Loan Agreements or any documents related thereto or to perform the transactions contemplated thereby, and to the satisfaction of any conditions precedent specifically set forth herein. No Event of Default shall exist under the Credit Agreement, the Mexican Loan Agreements, or any documents related thereto at the time of execution of the documents representing the transactions contemplated herein.

         8. ADDITIONAL PROVISIONS. The terms and conditions which will be contained in the amendments to the Credit Agreement and the Mexican Loan Agreements and any documents related thereto are not limited to the provisions set forth herein. This is because the completion of the transaction will require further discussions between the parties hereto and approval by the parties' legal counsel.

         9. EXPIRATION. If the Borrower desires to accept the terms and conditions of this letter, please sign below and return this letter to the Lender in care of the undersigned promptly. This letter and its terms and conditions will be deemed to have been withdrawn and this letter shall be of no further force or effect if the Lender has not received this letter executed by the Borrower by the close of business on April 14, 1999.



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         10. SECTION 26.02 NOTICE. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL
AGREEMENT BETWEEN THE PARTIES (PENDING EXECUTION OF THE DOCUMENTS) AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                   Sincerely,

                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK NEDERLAND,"
                                   NEW YORK BRANCH


                                   By:
                                      ----------------------------------------
                                        David L. Streeter, Vice President



                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   ACKNOWLEDGED AND ACCEPTED:


                                   BORROWER:

                                   UNIMARK FOODS, INC., a Texas corporation


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------



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April 13, 1999
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                                   LENDER:

                                   COOPERATIEVE CENTRALE
                                   RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
                                   NEDERLAND," NEW YORK BRANCH, a New York
                                   State licensed branch of a Netherlands
                                   Cooperative Banking Organization


                                   By:
                                      ----------------------------------------
                                        David L. Streeter, Vice President



                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   GUARANTORS:

                                   THE UNIMARK GROUP, INC.


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   UNIMARK INTERNATIONAL, INC.


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------



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April 13, 1999
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                                   SIMPLY FRESH FRUIT, INC.


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   GRUPO INDUSTRIAL SANTA ENGRACIA, S.A.
                                   DE C.V., a Mexican corporation


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   INDUSTRIAS CITRICOLAS DE
                                   MONTEMORELOS, S.A. DE C.V.,
                                   a Mexican corporation


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   AGROMARK S.A. DE C.V., a Mexican corporation



                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------